UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2014

River Valley Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-21765	35-1984567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana		47250-0590
(Address of Principal Executive Offices)		(Zip Code)

(812) 273-4949
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 15, 2014, the Company issued a press release announcing the redemption of all of its 5,000 issued and outstanding shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 15, 2014 (redemption of preferred stock)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 15, 2014	River Valley Bancorp

	By:	/s/ Matthew P. Forrester
Matthew P. Forrester
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
99.1	Press Release dated December 15, 2014 (redemption of preferred stock)	Attached